Home Equity Loan-Backed Term Notes, GMACM Series 2000-HE1 Group 1
                             Payment Date 09/25/2000

Beginning Pool Balance                                                 221,602,640.53
Beginning PFA                                                                    0.00
Ending Pool Balance                                                    222,653,762.84
Ending PFA Balance                                                               -
Principal Collections                                                    9,921,178.38
Principal Draws                                                          5,974,029.83
Net Principal Collections                                                        -
Active Loan Count                                                               8,963

Interest Collections                                                     2,049,629.74

Weighted Average Net Loan Rate                                              10.61390%
Substitution Adjustment Amount                                                   0.00

Note Rate                                                                    6.87000%

Term Notes                                                              Amount          Factor
----------                                                              ------          ------

Beginning Balance                                                      225,000,000.00  1.0000000
Ending Balance                                                         225,000,000.00  1.0000000

Principal                                                                           -  0.0000000
Interest                                                                 1,331,062.50  5.9158333
Interest Shortfall                                                               0.00  0.0000000
Security Percentage                                                           100.00%

Variable Funding Notes                                                  Amount
----------------------                                                  ------
Beginning Balance                                                                0.00
Ending Balance                                                                   0.00
Principal                                                                        0.00
Interest                                                                         0.00
Interest Shortfall                                                               0.00
Security Percentage                                                              0.00%


Certificates                                                                     0.00



Beginning Overcollateralization Amount                                   2,592,824.44
Overcollateralization Amount Increase (Decrease)                           695,636.99
Outstanding Overcollateralization Amount                                 3,288,461.43




Credit Enhancement Draw Amount                                                   0.00
Unreimbursed Prior Draws                                                         0.00


                                                                                        Number     Percent
                                                                              Balance  of Loans   of Balance
Delinquent Loans (30 Days)                                               1,618,823.37     58        0.73%

Delinquent Loans (60 Days)                                                 241,237.47      6         0.11%

Delinquent Loans (90+ Days) (1)                                            976,714.28      25        0.44%

Foreclosed Loans                                                            89,681.54      2         0.04%

REO                                                                              0.00     0         0.00%

(1) 90+ Figures Include Foreclosures, REO and Bankruptcies

                                                                     Liquidation
                                                                         To-Date
Beginning Loss Amount                                                            0.00
Current Month Loss Amount                                                        0.00
Ending Loss Amount                                                               0.00

                                                                    Special Hazard      Fraud     Bankruptcy
Beginning Amount                                                                 0.00       0.00         0.00
Current Month Loss Amount                                                        0.00       0.00         0.00
Ending Amount
                                                                                    -          -            -

Liquidation Loss Distribution Amounts                                            0.00
Extraordinary Event Losses                                                       0.00
Excess Loss Amounts                                                              0.00

Capitalized Interest Account
Beginning Balance                                                                0.00
Withdraw relating to Collection Period                                           0.00
Interest Earned (Zero, Paid to Funding Account)                                 0.00
                                                                                ----
Total Ending Capitalized Interest Account Balance as of Payment                  0.00
Date
Interest earned for Collection Period                                            0.00
Interest withdrawn related to prior Collection Period                            0.00

Funding Account
Beginning Funding Account Balance                                        5,990,183.91
Deposit to Funding Account                                               4,642,785.54
Payment for Additional Purchases                                        (4,998,270.86)
Ending Funding Account Balance as of Payment Date                        5,634,698.59
Interest earned for Collection Period
Interest withdrawn related to prior Collection Period                       19,318.55




Prefunding Account
Beginning Balance                                                                0.00
Additional Purchases during Revolving Period                                     0.00
Excess of Draws over Principal Collections                                       0.00
                                                                                ----
Total Ending Balance as of Payment Date                                          0.00
Interest earned for Collection Period                                            0.00
Interest withdrawn related to prior Collection Period                            0.00

Reserve Account
Beginning Balance                                                                0.00
Deposits to Reserve Account for current Payment Date                             0.00
Withdrawals from Reserve Account for current Payment Date                        0.00
                                                                                ----
Total Ending Reserve Account Balance as of current Payment Date                  0.00
Interest earned for Collection Period                                            0.00
Interest withdrawn related to prior Collection Period                            0.00


        Home Equity Loan-Backed Term Notes, GMACM Series 2000-HE1 Group 2
                             Payment Date 09/25/2000

Servicing Certificate
Beginning Pool Balance                                               23,993,346.10
Beginning PFA                                                                 0.00
Ending Pool Balance                                                  22,980,620.77
Ending PFA Balance                                                            -
Principal Collections                                                 2,811,865.19
Principal Draws                                                         829,939.86
Net Principal Collections                                                     -
Active Loan Count                                                              341

Interest Collections                                                    213,978.55

Weighted Average Net Loan Rate                                            9.59620%
Substitution Adjustment Amount                                                0.00

Note Rate                                                                 6.90000%

Term Notes                                                           Amount          Factor
----------                                                           ------          ------
Beginning Balance                                                    25,000,000.00  1.0000000
Ending Balance                                                       25,000,000.00  1.0000000

Principal                                                                        -  0.0000000
Interest                                                                148,541.67  5.9416668
Interest Shortfall                                                            0.00  0.0000000
Security Percentage                                                        100.00%

Variable Funding Notes                                               Amount
----------------------                                               ------
Beginning Balance                                                             0.00
Ending Balance                                                                0.00
Principal                                                                     0.00
Interest                                                                      0.00



Interest Shortfall                                                            0.00
Security Percentage                                                           0.00%


Certificates                                                                  0.00



Beginning Overcollateralization Amount                                  157,011.40
Overcollateralization Amount Increase (Decrease)                         63,321.02
Outstanding Overcollateralization Amount                                220,332.42

Credit Enhancement Draw Amount                                                0.00
Unreimbursed Prior Draws                                                      0.00


                                                                                     Number     Percent
                                                                           Balance  of Loans  of Balance
Delinquent Loans (30 Days)                                               402,893.60    5         1.75%

Delinquent Loans (60 Days)                                                       -     0         0.00%
Delinquent Loans (90+ Days) (1)                                                  -     0         0.00%
Foreclosed Loans                                                                 -     0         0.00%
REO                                                                           0.00     0         0.00%

(1) 90+ Figures Include Foreclosures, REO, and Bankruptcies

                                                                     Liquidation
                                                                         To-Date
Beginning Loss Amount                                                         0.00
Current Month Loss Amount                                                     0.00
Ending Loss Amount                                                            0.00

                                                                 Special Hazard      Fraud    Bankruptcy
Beginning Amount                                                              0.00       0.00        0.00
Current Month Loss Amount                                                     0.00       0.00        0.00
Ending Amount                                                                   -          -           -




Liquidation Loss Distribution Amounts                                         0.00
Extraordinary Event Losses                                                    0.00
Excess Loss Amounts                                                           0.00

Capitalized Interest Account
Beginning Balance                                                             0.00
Withdraw relating to prior month Collection Period                            0.00
Interest Earned (Zero, Paid to Funding Account)                              0.00
                                                                             ----
Total Ending Capitalized Interest Account Balance                             0.00
Interest earned for Collection Period                                         0.00
Interest withdrawn related to prior Collection Period                         0.00

Funding Account
Beginning Funding Account Balance                                     1,163,665.30
Deposit to Funding Account                                            2,045,246.35
Payment for Additional Purchases                                       (969,200.00)
Ending Funding Account Balance                                        2,239,711.65
Interest earned for Collection Period                                     1,009.14
Interest withdrawn related to prior Collection Period                     8,022.65

Prefunding Account
Beginning Balance                                                             0.00
Additional Purchases during Revolving Period                                  0.00
Excess of Draws over Principal Collections                                    0.00
                                                                              ----
Total Ending Balance                                                          0.00
Interest earned for Collection Period                                         0.00
Interest withdrawn related to prior Collection Period                         0.00

Reserve Account
Beginning Balance                                                             0.00
Deposits to Reserve Account for current Payment Date                          0.00
Withdrawals from Reserve Account for current Payment Date                     0.00
                                                                              ----
Total Ending Reserve Account Balance as of current Payment                    0.00
Date
Interest earned for Collection Period                                         0.00
Interest withdrawn related to prior Collection Period                         0.00

        Home Equity Loan-Backed Term Notes, GMACM Series 2000-HE1 Group 3
                             Payment Date 09/25/2000

Servicing Certificate
Beginning Pool Balance                                                            48,485,736.94
Beginning PFA                                                                              0.00
Ending Pool Balance                                                               47,447,457.40
Ending PFA Balance                                                                            -
Principal Collections                                                              1,038,279.54
Principal Draws                                                                               -
Net Principal Collections                                                          1,038,279.54
Active Loan Count                                                                         1,818

Interest Collections                                                                 405,513.25

Weighted Average Net Loan Rate                                                         9.74630%
Substitution Adjustment Amount                                                             0.00

Note Rate                                                                               7.9500%

Term Notes                                                                      Amount             Factor
----------                                                                      ------             ------
Beginning Balance                                                                 48,032,998.70     0.9606600
Ending Balance                                                                    46,913,428.65     0.9382686
Principal                                                                          1,119,570.05    22.3914010
Interest                                                                             318,218.62     6.3643724
Interest Shortfall                                                                         0.00     0.0000000
Security Percentage                                                                     100.00%

Variable Funding Notes                                                          Amount
----------------------                                                          ------
Beginning Balance                                                                          0.00
Ending Balance                                                                             0.00
Principal                                                                                  0.00
Interest                                                                                   0.00
Interest Shortfall                                                                         0.00
Security Percentage                                                                       0.00%


Certificates                                                                               0.00



Beginning Overcollateralization Amount                                               452,738.24
Overcollateralization Amount Increase (Decrease)                                      81,290.51
Outstanding Overcollateralization Amount                                             534,028.75




Credit Enhancement Draw Amount                                                             0.00
Unreimbursed Prior Draws                                                                   0.00


                                                                                                   Number        Percent
                                                                                        Balance   of Loans     of Balance
Delinquent Loans (30 Days)                                                           169,297.42       8           0.36%

Delinquent Loans (60 Days)                                                            17,200.86       1           0.04%

Delinquent Loans (90+ Days) (1)                                                       42,715.52       2           0.09%

Foreclosed Loans                                                                              -       0           0.00%

REO                                                                                        0.00       0           0.00%

(1) 90+ Figures Include Foreclosures, REO, and Bankruptcies

                                                                        Liquidation To-Date
Beginning Loss Amount                                                                      0.00
Current Month Loss Amount                                                                  0.00
Ending Loss Amount                                                                         0.00

                                                                            Special Hazard          Fraud      Bankruptcy
Beginning Amount                                                                           0.00          0.00          0.00
Current Month Loss Amount                                                                  0.00          0.00          0.00
Ending Amount
                                                                                              -             -             -

Liquidation Loss Distribution Amounts                                                      0.00
Extraordinary Event Losses                                                                 0.00
Excess Loss Amounts                                                                        0.00

Capitalized Interest Account
Beginning Balance                                                                          0.00
Withdraw relating to prior month Collection Period                                         0.00
Interest Earned (Zero, Paid to Funding Account)                                            0.00
                                                                                           ----
Total Ending Capitalized Interest Account Balance                                          0.00
Interest Withdrawn for prior Collection Period                                             0.00


Funding Account
Beginning Funding Account Balance                                                             -
Funding Account balance sent to Noteholders                                                   -
Payment for Additional Purchases                                                              -
Ending Funding Account Balance                                                                -
Interest Earned for current Collection Period                                                 -
Interest Withdrawn for prior Collection Period                                                -

Prefunding Account
Beginning Balance                                                                          0.00
Additional Purchases during Revolving Period                                               0.00
Excess of Draws over Principal Collections                                                 0.00
                                                                                           ----
Total Ending Balance                                                                       0.00
Interest Earned for current Collection Period                                              0.00
Interest Withdrawn for prior Collection Period                                             0.00

Reserve Account
Beginning Balance                                                                          0.00
Deposits to Reserve Account for current Payment Date                                       0.00
Withdrawals from Reserve Account for current Payment Date                                  0.00
                                                                                           ----
Total Ending Reserve Account Balance as of current Payment Date                            0.00
Interest Earned for current Collection Period                                              0.00
Interest Withdrawn for prior Collection Period                                             0.00